Exhibit 10.1

Securities PURCHASE AGREEMENT

THIS Securities PURCHASE AGREEMENT (this “Agreement”), is dated as of May 8, 2023, by and among Jaguar Health, Inc., a Delaware corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, (i) that aggregate number of shares of Series G Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series G Convertible Preferred Stock”) set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers (which aggregate amount for all Purchasers shall collectively be referred to herein as the “Preferred Shares”) and (ii) a warrant to acquire the number of shares of voting common stock, par value $0.0001 per share, of the Company (the “Common Stock”) set forth opposite such Purchaser’s name in column (5) on the Schedule of Purchasers, which is equal to 200% of the aggregate number of Conversion Shares issuable upon conversion of such number of the Preferred Shares as specified in the preceding sub-section (i), at an exercise price of $0.48 per share (the “Warrants”), in substantially the form attached hereto as Exhibit A (as exercised, collectively, the “Warrant Shares”).

B.            The Series G Convertible Preferred Stock has the terms set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock (the “Certificate of Designation”) in the form attached hereto as Exhibit A, according to which the Preferred Shares shall be convertible into shares of the Common Stock (such converted shares of Common Stock, the “Conversion Shares”).

C.            The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

1.             Purchase and Sale of PREFERRED Shares AND WARRANTS.

a.            Sale and Issuance of Stock. Subject to the satisfaction (or waiver) of the terms and conditions set forth in Section 4 below, the Company agrees to sell to each Purchaser, and each Purchaser, severally and not jointly, agree to purchase from the Company on the Closing Date (as defined below), the number of Preferred Shares as is set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers, with each Preferred Share having the rights, preferences, and privileges set forth in the Certificate of Designation, along with a Warrant to acquire up to that number of Warrant Shares as is set forth opposite such Purchaser’s name in column (6) on the Schedule of Purchasers (the “Closing”)

b.            Closing. The date and time of the Closing (the “Closing Date”) shall be 9:00 a.m., New York City time, on May 10, 2023 (or such later date and time as is mutually agreed to by the Company and each Purchaser) after notification of satisfaction or waiver of the conditions to the Closing set forth in Section 4 below at the offices of Reed Smith LLP, 101 Second Street, Suite 1800 San Francisco, CA 94105.

c.            Consideration for Purchase of the Preferred Shares and the Warrants. In consideration of the purchase of the Preferred Shares and the Warrants, each Purchaser agrees to pay an aggregate purchase price at the Closing (the “Purchase Price”) as set forth in Column (7) on the Schedule of Purchasers.

d.            Form of Payment. On the Closing Date, (i) each Purchaser shall pay its Purchase Price to the Company for the Preferred Shares and the Warrants to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Purchaser the Preferred Shares and the Warrants which such Purchaser is then purchasing hereunder, in each case, duly executed or authenticated on behalf of the Company and registered in the name of such Purchaser or its designee, on the applicable balance account held by the Company. Upon the request of a Purchaser, the Company shall provide such Purchaser with a copy of such Purchaser’s balance account.

2.             Company’s Representations and Warranties.

The Company hereby represents and warrants to each Purchaser as of the date of this Agreement and as of the Closing as follows, subject to the exceptions as are disclosed prior to the date of this Agreement in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the date of this Agreement shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the date of this Agreement:

a.            Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Securities, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).

b.            Authorization; Binding Obligations. Except for the Stockholder Approval (as defined below) which will be sought by the Company after the Closing pursuant to Section 4(a), all corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the Warrants, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, if any (collectively, the “Transaction Documents”), the performance of all obligations of the Company thereunder at the Closing, and the sale, issuance and delivery of the Securities pursuant hereto has been taken or will be taken prior to the Closing.

c.            No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws (or other charter documents) of the Company, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

d.            SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date of this Agreement (or such shorter period as the Company was required by law or regulation to file such material). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

e.            Capitalization. Except as set forth on Schedule 2.e., the authorized capital stock of the Company and the issued and outstanding securities of the Company are as disclosed as of the date of this Agreement in the SEC Reports.

f.            Absence of Litigation. Except as disclosed in the SEC Reports, neither the Company nor any of its directors is engaged in any litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body that could reasonably be expected to have a Material Adverse Effect. No such proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company, and, to the Company’s knowledge, there are no circumstances likely to give rise to any such proceedings.

g.            Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

h.            Issuance of Securities.

i.            The Preferred Shares have been duly authorized and, upon issuance in accordance with the terms hereof and payment of the Purchase Price, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Upon conversion of the Preferred Shares in accordance with the Certificate of Designation, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

ii.           The Warrants have been duly authorized and, upon execution and delivery against payment therefor in accordance with the terms of the Transaction Documents, the Warrants will be valid and binding obligations of the Company. Upon exercise of the Warrants in accordance with the terms of the Transaction Documents, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.              Purchaser’s Representations and Warranties.

Each Purchaser, for itself and for no other Purchaser, represents and warrants as of the Closing as follows:

a.            Organization and Good Standing. If such Purchaser is an entity, such Purchaser is a corporation, partnership, limited liability company or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

b.            Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver the Transaction Documents to which such Purchaser is a party and to purchase the Securities being sold to it hereunder. If such Purchaser is an entity, the execution, delivery and performance of the Transaction Documents to which such Purchaser is a party by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of such Purchaser or its board of directors, stockholders, partners or similar body, as the case may be, is required. The Transaction Documents to which such Purchaser is a party have been duly authorized, executed and delivered by such Purchaser and assuming due authorization, execution and delivery by the Company, constitute valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with the terms thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

c.            No Public Sale or Distribution. Such Purchaser is acquiring the Preferred Shares and the Warrants, and upon conversion of the Preferred Shares will acquire the Conversion Shares and upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of all or any part of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and pursuant to the applicable terms of the Transaction Documents. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

d.            Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Such Purchaser has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit B (the “Investor Questionnaire”), which such Purchaser represents and warrants is true, correct and complete. Such Purchaser will promptly notify the Company of any changes to its status as an “accredited investor”.

e.            Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in the Transaction Documents and the Investor Questionnaire in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

f.             Information. Such Purchaser and its advisors, if any, have had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to obtain any additional information which such Purchaser has deemed necessary or appropriate for conducting its due diligence investigation and deciding whether or not to purchase the Securities, including an opportunity to receive, review and understand the information regarding the Company’s financial statements, capitalization and other business information contained in the SEC Reports as such Purchaser deems prudent. Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. Such Purchaser acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement. Such Purchaser understands that its investment in the Securities involves a high degree of risk and represents and warrants that it is able to bear the economic risk and complete loss of such investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

g.            No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

h.            Transfer or Resale. Such Purchaser understands that, except as provided in Section 7: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to Rule 144, as amended, promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”) or an exemption from such registration, (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder, and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

i.             Legends. Such Purchaser understands that the certificates or other instruments representing the Securities, including any applicable balance account at American Stock Transfer and Trust Company LLC, the Company’s transfer agent (the “Transfer Agent”), except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH ANY OF THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

j.             Legend Removal. Unless otherwise required by state securities laws, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) or the Transfer Agent, as applicable, and at the Purchaser’s election so long as the Purchaser is not an affiliate of the Company and the Lock-Up Period (as defined below) has expired, if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that the Securities can be sold, assigned or transferred pursuant to Rule 144 or an exemption from registration.

k.            No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

l.             No General Solicitation and Advertising. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

m.           Residency. Such Purchaser is a resident of that jurisdiction specified in its address on the Schedule of Purchasers.

n.            Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of such Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

o.            Representations and Warranties of the U.K. Investors. If and only if the Such Purchaser is a resident of the United Kingdom, then such Purchaser further represents and warrants as of the Closing as follows:

(A)       Such Purchaser and any person acting on its behalf falls within Article 19(5) and/or 49(2) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended, and undertakes that it will acquire, hold, manage and (if applicable) dispose of any Securities purchased by it for the purposes of its business only.

(B)        The allocation, allotment, issue and delivery to such Purchaser, or the person specified by such Purchaser for registration as holder, of the Securities will not give rise to a stamp duty or stamp duty reserve tax liability under (or at a rate determined under) any of sections 67, 70, 93 or 96 of the Finance Act 1986 (depository receipts and clearance services) and that such Purchaser is not purchasing the Securities as nominee or agent for any person or persons to whom the allocation, allotment, issue or delivery of the Securities would give rise to such a liability.

(C)        Such Purchaser has complied with and will comply with all applicable laws and regulations with respect to anything done by such Purchaser or on its behalf in relation to the Securities (including all relevant provisions of the Financial Services and Markets Act 2000 and the Financial Services Act 2021 in respect of anything done in, from or otherwise involving the United Kingdom and all relevant provisions of MAR).

(D)        (i) Such Purchaser has complied with its obligations under the Criminal Justice Act 1993 and MAR; (ii) in connection with money laundering and terrorist financing, such Purchaser has complied with its obligations under the Proceeds of Crime Act 2002 (as amended), the Terrorism Act 2000 (as amended), the Terrorism Act 2006 and the Money Laundering Regulations 2007; and (iii) such Purchaser is not a person: (a) with whom transactions are prohibited under the Foreign Corrupt Practices Act of 1977 or any economic sanction programmes administered by, or regulations promulgated by, the Office of Foreign Assets Control of the U.S. Department of the Treasury; (b) named on the Consolidated List of Financial Sanctions Targets maintained by HM Treasury of the United Kingdom; or (c) subject to financial sanctions imposed pursuant to a regulation of the European Union or a regulation adopted by the United Nations (together, the Regulations); and, if making payment on behalf of a third party, that satisfactory evidence has been obtained and recorded by it to verify the identity of the third party as required by the Regulations and such Purchaser has obtained all governmental and other consents (if any) which may be required for the purpose of, or as a consequence of, such subscription.

4.             Covenants.

a.            Stockholder Approval. The Company shall use commercially reasonable efforts to file a preliminary proxy statement with the Commission for the purpose of obtaining such approvals as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to (i) the issuance of the Preferred Shares, (ii) entitling the Preferred Shares, on an as-converted basis, to a number of votes in excess of 19.99% of the issued and outstanding Common Stock on the date of this Agreement (the “Voting Cap”), (iii) the issuance of all Conversion Shares issuable upon conversion of the Preferred Shares in excess of 19.99% of the issued and outstanding Common Stock on the date of this Agreement (the “Conversion Cap”), and (iv) any other applicable rule or regulation of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the issuance of all Conversion Shares and Warrant Shares (collectively, the “Stockholder Approval”). The Company shall use commercially reasonable efforts to hold a meeting of its stockholders at the earliest practical date after the date of this Agreement but in no event later than one hundred and twenty (120) days after the Closing for the purpose of obtaining the Stockholder Approval, with the recommendation of the Company’s board of directors (the “Board of Directors”) that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting held for such purpose, upon the written request of holders of Preferred Shares representing at least a majority of the amount of the outstanding Preferred Shares, the Company shall use commercially reasonable efforts to call another meeting of stockholders within four (4) months of the first meeting of stockholders held pursuant to this Section 4(a).

b.            Subsequent Equity Sales. For the duration of period from the date of this Agreement until October 22, 2023, the Company shall be prohibited from effecting or entering into any agreement to (i) issue securities in exchange for any securities of the Company issued and outstanding on the date of this Agreement pursuant to Section 3(a)(9) of the Securities Act, or (ii) effect issuance by the Company of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock (“Common Stock Equivalents”); provided, however, that such prohibition shall not apply in respect of an Exempt Issuance. For purposes of this Section 4(b), “Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents, options, or other equity awards to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan or other equity award plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, solely at the election of the holder, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except for such decreases in exercise, exchange or conversion price in accordance with the terms of such securities) or to extend the term of such securities, (c) securities upon the conversion of any Preferred Shares or the exercise of any Warrants, (d) securities in a privately negotiated transaction to vendors, services providers, strategic partners or potential strategic partners of the Company which are not issued for capital raising purposes, and (e) shares of Common Stock pursuant to the At The Market Offering Agreement, dated December 10, 2021, by and between the Company and Ladenburg Thalmann & Co. Inc., as amended (the “ATM”), provided that such issuance of shares of Common Stock in the ATM is consented to by Purchasers holding a majority of the Preferred Shares purchased pursuant to this Agreement (treated as if converted and including any Conversion Shares into which the then outstanding Preferred Shares have been converted).

5.             Conditions to Closing.

a.            Conditions to Each Purchaser’s Obligation to Purchase. The obligation of each Purchaser to consummate the transactions contemplated in the Transaction Documents at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by such Purchaser as to its obligation to consummate the transactions so contemplated:

i.            Performance. The Company shall have (A) filed the Certificate of Designation with the Secretary of State of the State of Delaware and (B) duly executed and delivered to such Purchaser (i) each of the Transaction Documents and (ii) the Preferred Shares and the Warrants being purchased by such Purchaser at the Closing pursuant to this Agreement.

ii.           Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incidental thereto or required to be delivered prior to or at the Closing will be reasonably satisfactory in form and substance to such Purchaser.

iii.          Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

iv.          Authorization of Issuance. The Board of Directors will have authorized the issuance and sale of the Securities by it to the Purchasers pursuant to this Agreement.

v.           Consents and Approvals. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers, other than the Stockholder Approval, that are necessary or appropriate for consummation of the transactions contemplated by this Agreement.

vi.          Representations and Warranties. The representations and warranties of the Company contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

b.            Conditions to the Company’s Obligation to Sell. The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Company as to its obligation to consummate the transaction so contemplated:

i.            Performance. Each Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

ii.           Investor Questionnaire. Each Purchaser shall have executed and delivered to the Company an Investor Questionnaire pursuant to which such Purchaser shall provide information necessary to confirm such Purchaser’s status as an “accredited investor” (as such term is defined in Rule 501 promulgated under the Securities Act) and to enable the Company to comply with its obligations under Section 7.

iii.          Payment of Purchase Price. Each Purchaser shall have delivered to the Company the Purchase Price for the Preferred Shares and the Warrants being purchased by such Purchaser in the form and manner prescribed under Section 1(d) hereof.

iv.          Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

v.           Representations and Warranties. The representations and warranties of each Purchaser contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

6.             Reliance. Each Purchaser is aware that the Company is relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with federal and state securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing, each Purchaser with such knowledge shall so notify the Company in writing immediately and shall be cause for rescission by the Company at its sole election.

7.             REGISTRATION RIGHTS; LOCK-UP.

a.            The Company hereby agrees that, no later than fourteen (14) days following the public announcement of the probability value (also known as the “P-value”) in the Company’s OnTarget Phase 3 clinical trial of crofelemer for prophylaxis of cancer therapy-related diarrhea, the Company shall file a registration statement on Form S-3 (or such other form available, the “Registration Statement”) with the Commission with respect to the Registrable Securities. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no later than (x) the sixtieth (60th) day following the filing of the Registration Statement in the event of “limited review” by the Commission, or (y) the ninetieth (90th) day following the filing of the Registration Statement in the event of a “review” by the Commission, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period (as such term is defined below along with any other defined terms used in this Section 7).

b.            Notwithstanding anything in this Section 7 to the contrary, the Company may, on no more than two occasions during any 12-month period, delay or suspend the effectiveness of the Registration Statement for up to thirty (30) days on each occasion (a “Delay Period”) if the Board of Directors determines in good faith that (i) effectiveness of the Registration Statement must be suspended in accordance with the rules and regulations under the Securities Act or that (ii) the disclosure of material non-public information at such time would be detrimental to the Company and its subsidiaries, taken as a whole. Notwithstanding the foregoing, the Company shall use its reasonable best efforts to ensure that the Registration Statement is declared effective and its permitted use is resumed following a Delay Period as promptly as practicable.

c.            All fees and expenses incident to the performance of or compliance with this Section 7 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

d.            Except for registration rights granted on or prior to the date of this Agreement, the Company has not entered into and, unless agreed in writing by each Holder on or after the date of this Agreement, will not enter into, any agreement or arrangement that (i) is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect or (ii) other than as set forth in this Agreement, would allow any holder of the Common Stock or other securities of the Company to include such securities in any Registration Statement filed by the Company on a basis that is more favorable in any material respect to the rights granted to the Holders hereunder, including granting registration rights that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration.

e.              As used in this Section 7, the following terms have the respective meanings:

“Effectiveness Period” means, the period commencing on the Registration Statement Effective Date and ending on the earlier of (i) the time as all of the Registrable Securities covered by such Registration Statement have been sold (either pursuant to a Registration Statement or otherwise) by the Holders, or (ii) the time as all of the remaining Registrable Securities are eligible to be sold by the Holders without compliance with the volume limitations or public information requirements of Rule 144.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.

 “Registrable Securities” means: (i) the Conversion Shares, (ii) the Warrant Shares, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to the securities referenced in (i) and (ii); provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) (i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; and (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale).

 “Registration Statement” means the registration statements required to be filed in accordance with this Section 7 and any additional registration statements required to be filed under this Section 7, including in each case the prospectus, amendments and supplements to such registration statements or prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

 “Registration Statement Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

 “Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

f.                Lock-Up. Each Purchaser hereby agrees that, for the duration of period from the date of this Agreement until the six-month anniversary of the Closing (the “Lock-Up Period”), such Purchaser will not, without the prior approval of the Company, offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares or any options, warrants or other rights to purchase shares or any other equity security of the Company which Purchaser owns as of the date of this Agreement or comes to own after the date of this Agreement (collectively, the “Lock-Up Securities”). Notwithstanding the foregoing restrictions on transfer, each Purchaser may, at any time and from time to time during the Lock-Up Period, transfer any Lock-Up Securities (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of such Purchaser or the immediate family of such Purchaser, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which such Purchaser is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned, absent such agreement to be bound said transfer will be deemed null and void ab initio. For purposes hereof, “immediate family” means such Purchaser’s spouse, child or parent. During the Lock-Up Period, such Purchaser shall retain all rights of ownership in the Lock-Up Securities, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof. The Company is hereby authorized and required to disclose the existence of this Agreement to Transfer Agent. The Company and the Transfer Agent are hereby authorized and required to decline to make any transfer of the shares if such transfer would constitute a violation or breach of this Agreement.

Each Purchaser understands that, during the Lock-Up Period, the certificates or other instruments representing the Securities, including any applicable balance account at the Transfer Agent shall bear a legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

THESE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.

8.             Miscellaneous.

a.            Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing for a period of one (1) year.

b.            Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

c.            Entire Agreement; Amendment. This Agreement and the schedules and exhibits attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company and holders of at least a majority in interest of the Conversion Shares (either converted from the Series G Convertible Preferred Stock or convertible from the then outstanding Series G Convertible Preferred Stock) then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required.

d.            Title and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

f.            Applicable Law. This Agreement shall be governed by and construed in accordance with laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

g.            Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of San Francisco, in the State of California.

h.            Authority. With respect to each Purchaser, the individual executing and delivering this Agreement on behalf of such Purchaser shall have been duly authorized and be duly qualified to execute and deliver this Agreement in connection with the purchase of the Securities and the signature of such individual shall be binding upon Purchaser.

i.             Notices. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, electronic mail, telecopier, or overnight air courier guaranteeing next day delivery at the address set forth on the signature page hereof, if to the Company, and on the Schedule of Purchasers, if to a Purchaser, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers. All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered (ii) when sent, if sent my electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient), (iii) when receipt acknowledged, if telecopied, and (iv) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days prior written notice of such change in accordance herewith.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company and each Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

COMPANY:	Address for Notice:

JAGUAR HEALTH, INC.	200 Pine Street, Suite 400
San Francisco, CA 94104
Fax: (415) 371-8300

By:
Name: Lisa A. Conte
Title: CEO and President

With a copy to (which shall not constitute notice):

Donald C. Reinke, Esq.

Reed Smith LLP

101 Second Street, Suite 1800

San Francisco, CA 94105

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Signature Page for PurchaserS Follow]

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the Company and each Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

PURCHASER:	Address for Notice:

[PURCHASER’S NAME]

By:
Name:
Title:

Signature Page to Securities Purchase Agreement

Schedule of Purchasers

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Purchaser	Address	Email Address	Number of Preferred Shares	Common upon Conversion of the Preferred Shares	Number of Warrant Shares	Aggregate Purchase Price
Qiusheng Wang			59	1,475,000	2,950,000	$799,924.95
Joshua Mailman Foundation			11	275,000	550,000	$149,138.55
Joshua Mailman			19	475,000	950,000	$257,602.95
William T. Weyerhaeuser			29	725,000	1,450,000	$393,183.45
Mark Sternad			15	375,000	750,000	$203,370.75
Martin Dunn			4	100,000	200,000	$54,232.20
TOTALS			137	3,425,000	6,850,000	$1,857,452.85

Schedule of Purchasers - Securities Purchase Agreement

Schedule 2.e.

Capitalization

As of May 8, 2023

Capitalization as of May 8, 2023 Post-Split 75:1

Common Shares Outstanding, voting (authorized 298M shares)		18,914,948

Non-Voting Common		9

Options Outstanding

Equity Incentive Plan		27,789

Restricted Stock Units (RSU)		52,450

Options available for grant (includes 2022 New Employee Inducement Plan)		110,892

Options/RSUs reserved

Warrants – Jaguar	2,893

Warrants – Series 1 (July 2019 offering)	1,938

Warrants – Series 2 (July 2019 offering)	1,783

Warrants – Other	891

Total Warrants		7,505

Fully Diluted Shares		19,113,593

Schedule 2.E. - Securities Purchase Agreement

EXHIBIT A

Certificate of Designation of Preferences, Rights and Limitations of

Series G Convertible Preferred Stock

Exhibit A To Securities Purchase Agreement

EXHIBIT B

Investor Questionnaire

Exhibit B To Securities Purchase Agreement

INVESTOR QUESTIONNAIRE

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of Series G Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) and warrants to acquire the shares of voting common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (sometimes collectively referred to herein as the “Securities”), of Jaguar Health, Inc., a Delaware corporation (the “Company”). The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you represent and warrant that this Questionnaire is true, correct and complete and you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:

City:	State:	Zip Code:

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?	Yes ☐ No ☐

If an individual:

Residence Address:
(Number and Street)

City:	State:	Zip Code:

Telephone Number:

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Company                       Yes ☐ No ☐

Social Security or Taxpayer Identification No.:

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Company.

☐	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐	(10	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

☐	(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence)[3];

☐	(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years (in each case, including foreign income, tax exempt income and full amount of capital gains and losses, but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year;

☐	(13)	An executive officer or director of the Company;

☐	(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes	☐	(If yes, please continue to Question 1.a)

No	☐	(If no, please continue to Question 2)

a)	If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes    ☐     No    ☐

3 Please follow these guidelines in calculating the value of your principal residence: (i) you may not include equity in your principal residence as an asset; (ii) you may exclude indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence on the date hereof from the calculation of liabilities (unless the amount of such indebtedness outstanding on the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, in which case the excess should be included in the calculation of liabilities); and (iii) you should include indebtedness that is secured by your principal residence in excess of the fair market value of the primary residence on the date hereof in the calculation of liabilities.

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes	☐	(If yes, please continue to Question 2.a)

No	☐	(If no, please continue to Question 3)

a)	If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes    ☐     No    ☐

3.	Are you subject to any final order[4] of any governmental commission, authority, agency or officer[5](2) related to any securities, insurance or banking matter?

Yes	☐	(If yes, please continue to Question 3.a)

No	☐	(If no, please continue to Question 4)

a)	If your answer to Question 3 was “yes”:

i)	Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes    ☐     No    ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes    ☐     No    ☐

4.	Are you subject to any SEC disciplinary order?[6](3)

Yes	☐	(If yes, please continue to Question 4.a)

No	☐	(If no, please continue to Question 5)

a)	If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

4 A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

5 You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

6 You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes	☐	(If yes, please continue to Question 5.a)

No	☐	(If no, please continue to Question 6)

a)	If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws[7] or (ii) Section 5 of the Securities Act?

Yes    ☐     No    ☐

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes	☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[8]

No	☐	(If no, please continue to Question 7)

7.	Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes	☐	(If yes, please continue to Question 7.a)

No	☐	(If no, please continue to Question 8)

a)	If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes    ☐     No    ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes    ☐     No    ☐

7 Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

8 In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes    ☐     No    ☐

9.	Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes    ☐     No    ☐

10.	In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY WILL RELY ON THE FOREGOING REPRESENTATIONS TO, AMONG OTHER THINGS, MAINTAIN THE EXEMPTION FOR THE ISSUANCE OF SECURITIES FROM THE REQUIREMENT TO REGISTER SUCH SECURITIES UNDER THE SECURITIES ACT.

The answers to the foregoing questions are correctly stated to the best of my knowledge, information and belief. I hereby agree to notify the Company promptly of any changes in the foregoing information.

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:
By:
Print Name:
Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:
By:
Print Name:
Title:

Date

Entity Name:
By:
Print Name:
Title:

Date